UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2021

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100, Houston, Texas 77042-2855
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information contained in Items 2.02 and 7.01 below, and the exhibits of this report (i) are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The information herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  These forward-looking statements may include information and other statements that are not of historical fact.  Actual results may vary materially from those described in these forward-looking statements.  All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.  These risks and uncertainties include the risks associated with the timing and development of the products and services of ION Geophysical Corporation (the “Company”); pricing pressure; decreased demand; changes in oil prices; agreements made or adhered to by members of OPEC and other oil producing countries to maintain production levels; the COVID-19 pandemic; and political, execution, regulatory, and currency risks.  For additional information regarding these various risks and uncertainties, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 12, 2021.  Additional risk factors, which could affect actual results, are disclosed by the Company in its filings with the SEC, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during the year.  The Company expressly disclaims any obligation to revise or update any forward-looking statements.

Item 2.02         Results of Operations and Financial Condition.

On April 5, 2021, the Company issued a press release announcing preliminary results of the Company’s revenues, backlog and liquidity, and revenues as of and for the three months ended March 31, 2021.

A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.        Regulation FD Disclosure.

On April 5, 2021, the Company also announced on the same press release that the Company has extended its previously announced Rights Offering by two business days; it will now expire immediately after 5:00 p.m., New York City time, on Monday, April 12, 2021. The previously announced Exchange Offer will likewise be extended by two business days to expire immediately after 11:59 p.m., New York City time, on Monday, April 12, 2021. In addition, the Company announced the completion of the last significant closing condition of the Exchange Offer—namely, the waiver, by the supporting noteholders and PNC Bank, National Association, of the requirement that 95% of outstanding bondholders participate in the Exchange Offer. As a result, all material closing conditions of the Exchange Offer transaction have been, or will be, satisfied or waived and ION expects the Exchange Offer and Rights Offering to now settle on April 15, 2021.

The complete terms and conditions of the Exchange Offer and Consent Solicitation, including additional information regarding the Early Tender Time, Consent Time and withdrawal rights, are contained in the Company’s Registration Statement and Prospectus.

The information in this Current Report on Form 8-K is for informational purposes only and is not an offer to purchase or exchange or a solicitation of an offer to purchase, exchange or sell any securities, nor shall there be any sale or exchange of any securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 5, 2021
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ION GEOPHYSICAL CORPORATION

By: /s/ Matthew Powers Matthew Powers Executive Vice President, General Counsel and Corporate Secretary
Date: April 5, 2021